Exhibit 10.3(b)


                Schedule of Warrants (new refinancing) Issued by
              NCT Group, Inc. to Carole Salkind on October 31, 2005


                         Expiration           Exercise           Shares
       Grant Date            Date               Price            Granted
       ----------       ------------         ----------        ------------
        10/31/05          10/31/10            $ 0.0041          15,000,000